SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 12, 1999

                            21st Century Telecom Group, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Illinois
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         (State or other jurisdiction of incorporation or organization)




                333-47235                             36-4076758
    -----------------------------         --------------------------------
        (Commission File Number)       (I.R.S. Employer Identification Number)

                               World Trade Center
                          350 North Orleans, Suite 600
                             Chicago, Illinois 60654
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               (Address of principal executive offices) (Zip Code)


                                 (312) 955-2100
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              (Registrant's telephone number, including area code)

Item 5.   Other Events.

          On December 12, 1999, 21st Century Telecom Group, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), among RCN Corporation ("Parent"), 21st Holding Corp., a wholly owned subsidiary of Parent ("Sub"), and providing for the acquisition of the Company by Parent in a transaction structured as a merger (the "Merger") of Sub with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Parent.

          Consummation of the Merger is subject to certain conditions, including the expiration or earlier termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and receipt of required regulatory approvals. In addition, consummation of the Merger is subject to the receipt of tenders and consents from holders of at least a majority of the Company's 12-1/4 Senior Discount Notes Due 2008 ("Notes") and the debt securities underlying the Company's 13-3/4% Senior Cumulative Exchangeable Preferred Stock, $0.01 par value ("Exchangeable Preferred") to remove certain restrictive covenants applicable thereto at a price not exceeding 101% of their accreted value, in the case of the Notes, and 101% of their liquidation preference, in the case of the debt securities underlying the Exchangeable Preferred. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

          A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

         Exhibit No.

          2.1 Agreement and Plan of Merger, dated as of December 12, 1999, among RCN Corporation, 21st Holding Corp. and 21st Century Telecom Group, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               21st CENTURY TELECOM GROUP, INC.



         Dated: December 14, 1999                By: /s/  James K. Nugent
                                                     --------------------
                                                     James K. Nugent
                                                     Corporate Controller

                         21st CENTURY TELECOM GROUP, INC

                                    FORM 8-K

                                  EXHIBIT INDEX


         Exhibit No.

          2.1 Agreement and Plan of Merger, dated as of December 12, 1999, among RCN Corporation, 21st Holding Corp. and 21st Century Telecom Group, Inc.